SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 1, 2006

                              Armitage Mining Corp.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

       000-51246                                           84-1647399
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

8100 East Union Ave, Suite 1206
Denver, CO                                                   80237
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)

                                 (303) 771-1867
                           ---------------------------
                           (Issuer's Telephone Number)

                           #520 - 470 Granville Street
                          Vancouver, BC, Canada V6C 1V5
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This Current Report on Form 8-K/A supersedes in its entirety the Current Report on Form 8-K filed on November 2, 2006. Sherb & Co., LLP, Certified Public Accountants, has been retained to provide Auditor's Reports on the annual financial statements of the Company commencing November 1, 2006, and to conduct review engagements on the Company's non-annual quarterly financial statements on an ongoing basis thereafter. The change of accountant was approved by majority consent of the board of directors. We have contacted our former accountant Morgan & Company, for dismissal of its services as of November 1, 2006 and there are no disagreements between us and the former accountant, Morgan & Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope or procedure, which would cause them to make reference to the subject matter of a disagreement in connection with their report from our inception to November 1, 2006. The former accountant's report on our financial statements for either of the past two fiscal years does not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to uncertainty, auditing scope or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern.

Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

We have provided Morgan and Company with a copy of the disclosure provided within this caption of this report and have advised the Commission as to whether it agrees or disagrees with the disclosure made therein.

A copy of its response is attached hereto and incorporated herein by this reference. See item 9.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

Regulation S-B      Document

Number

16                  Letter from Morgan & Company

                                   SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARMITAGE MINING CORP.


                                    By /s/ Michael Potts
                                      ------------------------------------------
                                    Name:  Michael Potts
                                    Title: Chief Executive Officer and President


Dated:  November 15, 2006